                          EXHIBIT 4(i)

                      AMENDMENT NUMBER ONE
                               TO
                         LOAN AGREEMENT
                            BETWEEN
          THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
  (TO WHICH NATIONSBANK, N.A. IS THE SUCCESSOR BY MERGER)
                          AS "LENDER"
                             AND
                         INTRAV, INC.
                         AS "BORROWER"

AN AMENDMENT ("this Amendment") by INTRAV, INC., as "Borrower", and NATIONSBANK, N.A., successor by merger to The Boatmen's National Bank of St. Louis, as "Lender", to the Loan Agreement between them executed as of December 31, 1996 (the "Original Loan Agreement").

In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lender agree as follows:

1. DEFINITIONS. Capitalized Terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

2. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective as of January 1, 1997, and is intended to evidence the actual conduct of Lender and Borrower with respect to certain matters and their continuing agreement with respect to those matters.

3.    AMENDMENT TO ORIGINAL LOAN AGREEMENT.

      3.1   LETTER OF CREDIT COMMITMENT.  Section 3.2 of the Original
Loan Agreement is hereby amended by substituting the following therefor in its entirety:

      3.2 LETTER OF CREDIT COMMITMENT Lender commits to issue standby letters of credit and commercial letters of credit for the account of Borrower or any Subsidiary of Borrower from time to time from the Effective Date to the Maturity Date, but only in connection with transactions satisfactory to Lender and only if the Letter of Credit Exposure for all Letters of Credit will not as a result of such issuance exceed the lesser of (i) $5,000,000 or (ii) any excess of the Maximum Available Amount over the Revolving Loan, and in the case of Letters of Credit requested to be issued for the account of Subsidiaries of Borrower, the Letter of Credit Exposure with respect to all Letters of Credit issued for the account of such Subsidiaries will not as a result of such issuance exceed $400,000. The expiration date of any Letter of Credit will be a Business Day that is not more than one year after its issuance date and is not later than the Maturity Date; provided, however, that the expiration date for a Letter of Credit may be later than the Maturity Date if Borrower provides cash collateral satisfactory to Lender as security for Borrower's obligation to reimburse Lender for all draws thereunder.

      3.2 DEFINITION OF LETTER OF CREDIT EXPOSURE. The definition of "Letter of Credit Exposure" in Appendix 1.1 to the Original Loan Agreement is hereby amended by substituting the following therefor in its entirety:

      "Letter of Credit Exposure": the undrawn amount of all outstanding
            Letters of Credit issued by Lender under the Letter of Credit Commitment plus all unreimbursed amounts drawn on such Letters of Credit.

            3.3 SECURITY AND GUARANTIES. The following sentence is hereby added at the end of Section 10 of the Original Loan Agreement:

      Borrower also hereby unconditionally and irrevocably guaranties the reimbursement to Lender of, and will cause to be reimbursed to Lender, all amounts drawn on any Letter of Credit issued for the account of any Subsidiary of Borrower.

4. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Original Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, and the term "Loan Agreement" herein and in any of the Loan Documents shall be deemed to mean the Original Loan Agreement as amended by this Amendment.

5. REAFFIRMATION. Borrower Hereby acknowledges and confirms that (i) except as expressly amended hereby the Original Loan Agreement remains in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of Lender under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect and have the same priority as before this Amendment, (iv) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents, and (v) all of the representations and warranties in Section 13 of the Original Loan Agreement remain true and correct as of the date of this Amendment as if made on and as of the date of this Amendment.

6. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10.   STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Borrower and Lender hereby affirm that there is no unwritten oral credit agreement between Borrower and Lender with respect to the subject matter of this Amendment.

      IN WITNESS WHEREOF, this Amendment has been duly executed on behalf of Borrower and Lender by their duly authorized officers.

INTRAV, INC.                                    NATIONSBANK, N.A.

by its Executive Vice President and Chief       By its Senior Vice President
Financial Officer


/s/ Wayne S. Smith II                           /s/ Keith M. Schmelder
---------------------------------               -------------------------------
    Wayne S. Smith II                               Keith M. Schmelder

                               EXHIBIT A

                   Supplemental Disclosure Schedule


         No supplemental disclosures if no items listed below:

                      AMENDMENT NUMBER TWO
                              TO
                        LOAN AGREEMENT
                 EFFECTIVE DECEMBER 31, 1996
                        BY AND BETWEEN
          THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
        (PREDECESSOR BY MERGER TO NATIONSBANK, N.A.)
                             AND
                         INTRAV, INC.

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, INTRAV, INC. ("Borrower") and NATIONSBANK, N.A., successor by merger to The Boatmen's National Bank of St. Louis ("Lender") agree as follows:

1.    DEFINITIONS; SECTION REFERENCES.  The term "Original Loan
Agreement" means the Loan Agreement Effective December 31, 1996, between Borrower and Lender, as amended by Amendment Number One thereto effective as of January 1, 1997. The term "this Amendment" means this Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment will be effective on November 14, 1997, provided that all of the conditions in
Section 4 of this Amendment have been satisfied on or before such date.

3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions in Section 4 of this Amendment, the Original Loan Agreement is amended as follows:

      A. The table in Section 4.5 is amended to read in its entirety as follows:

---------------------------------------------------------------------------------------
If the ratio of         The LIBOR Increment shall be:      The CBR Increment shall be:
Borrower's
Funded Debt to
EBITDA is:
---------------------------------------------------------------------------------------
Equal to or                                     2.25%                               0%
greater than 2.00
but less than 3.00
---------------------------------------------------------------------------------------
Equal to or                                     2.00%                               0%
greater than 1.00
but less than 2.00
---------------------------------------------------------------------------------------
Less than 1.00                                  1.75%                               0%
---------------------------------------------------------------------------------------

      C.    Section 5.2 is amended to read in its entirety as follows:

      "Borrower shall pay to Lender a "Non-Use Fee" calculated by applying the daily equivalent of the Non-Use Fee Rate to the Unused Revolving Commitment on
      each day during the period from the Effective Date to the Maturity
            Date. The "Unused Revolving Commitment" on any day shall be the amount of the Revolving Commitment minus the sum of the Revolving Loan and the Letter of Credit Exposure. The Non-Use Fee shall be payable quarterly in arrears, commencing on the first day of the first calendar quarterly beginning after the Effective Date and continuing on the first day of each calendar quarter thereafter and on the Maturity Date. The applicable "Non-Use Fee Rate" is 0.5% per annum.

      D. Section 5.3 of the Original Loan Agreement is amended to read in its entirety as follows:

      "5.3 Borrower shall pay to Lender a one-time Letter of Credit Fee for each Letter of Credit issued by Lender. The "Letter of Credit Fee" shall be an amount equal to 1.0% per annum of the original face amount of each Letter of Credit and is payable quarterly in arrears. Borrower shall also pay Lender's other customary fees for amendment and renewal of a Letter of Credit, for negotiation of drafts drawn under Letters of Credit, and similar fees, all in accordance with Lender's normal practice at the time."

      E. The term "Corporate Base Rate" in the Glossary and Index of Defined Terms is changed to read in its entirety as follows:

      "Corporate Base Rate": the per annum interest rate designated from time to time by Lender as its 'prime rate', which is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Lender."

4. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective, and the Loan Agreement shall continue in full force and effect as it existed in the absence of this Amendment unless:

            4.1   CERTAIN DOCUMENTS. Borrower shall before November 14,
            1997, deliver to Lender a certificate of the Secretary of Borrower certifying (i) that the articles or certificate of incorporation and bylaws of Borrower previously certified to Lender in connection with the execution of the Loan Agreement have not been amended, (ii) that resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment by Borrower are attached to the certificate and remain in full force and effect, and (iii) the names, titles, and true signatures of the incumbent corporate officers who are authorized to sign this Amendment or attest signatures or seals on this Amendment on behalf of Borrower.

            4.2 NO MATERIAL ADVERSE CHANGE. Nothing shall have occurred from December 31, 1996, to the date of execution hereof that is reasonable likely to have a Material Adverse Effect.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (i) execution of this Amendment has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application,
(iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit A and the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 13 of the Original Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, (v) there is no Existing Default, and
(vi) no Default or Event or Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any Existing Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Original Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

10. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.   STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

                              [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the effective date first above written.

INTRAV, INC.                                    NATIONSBANK, N.A.

by its Executive Vice President and Chief       By its Senior Vice President
Financial Officer



/s/ Wayne L. Smith II                          /s/ Keith M. Schmelder
------------------------------------           --------------------------
    Wayne L. Smith II                              Keith M. Schmelder

Notice Address:                                Notice Address:
7711 Bonhomme Avenue                           800 Market Street
St. Louis, MO 63105                            St. Louis, MO 63101
FAX # 314-727-2533                             FAX # 314-466-7783
TEL # 314-727-0500                             TEL # 314-466-6642

                              EXHIBIT A
                  SUPPLEMENTAL DISCLOSURE SCHEDULE

             No supplemental disclosures if no items listed below:

                        AMENDMENT NUMBER THREE
                                 TO
                           LOAN AGREEMENT
                    EFFECTIVE DECEMBER 31, 1996
                           BY AND BETWEEN
             THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
           (PREDECESSOR BY MERGER TO NATIONSBANK, N.A.)
                                AND
                            INTRAV, INC.

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, INTRAV, INC. ("Borrower") and NATIONSBANK, N.A., successor by merger to The Boatmen's National Bank of St. Louis ("Lender") agree as follows:

1. DEFINITIONS; SECTION REFERENCES. The term "Original Loan Agreement" means the Loan Agreement effective December 31, 1996, between
Borrower and Lender, as amended by Amendment Number One thereto effective as of December 31, 1996, and Amendment Number Two thereto effective as of November 14, 1997. The term "this Amendment" means this Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment will be effective on the earlier of December 31, 1997, or the date when all of the conditions in Section 4 of this Amendment have been satisfied. Lender will give written notice to Borrower when such conditions have been satisfied.

3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions in Section 4 of this Amendment, the Loan Agreement is amended as follows:

      A. The amount of the Revolving Commitment stated in Section 3.1.1 is changed from $10,000,000 to $15,000,000 and the table in Section
          3.1.1 is amended to read in its entirety as follows:

--------------------------------------------------------
Effective Date of        Reduction           New
Reduction                                    Revolving
                                             Commitment
--------------------------------------------------------
December 31, 1998        $2,000,000          $13,000,000
--------------------------------------------------------
December 31, 1999        $2,000,000          $11,000,000
--------------------------------------------------------


      B.    The following sentence is added at the end of Section 3.1.2:

"No Advance will be made which would result in the Revolving Loan exceeding
            $11,000,000 unless and until Lender has a first priority Security Interest in the Bahamian registered vessel Clipper Adventurer and all of her machinery and equipment and a valid and effective assignment of all income and proceeds thereof, subject to no other Security Interests except those that will be fully discharged by appropriate contemporaneous application of the proceeds of such Advance in a manner satisfactory to Lender."

      C.    Section 15.1 is amended to read in its entirety as follows:

            "15.1 Use of Proceeds. All proceeds of the Loan shall be used for permitted Investments, Capital Expenditures related to Borrower's business (including acquisitions of the vessel Clipper Adventure), working capital and general corporate purposes.

      D.    Section 5.2 is amended to read in its entirety as follows:

            "Borrower shall pay to Lender a "Non-Use Fee" calculated by applying the daily equivalent of the Non-Use Fee Rate to the Unused Revolving Commitment on each day during the period from the Effective Date to the Maturity Date. The "Unused Revolving Commitment" on any day shall be the amount of the Revolving Commitment minus the sum of the Revolving Loan and the Letter of Credit Exposure. The Non-Use Fee shall be payable quarterly in arrears, commencing on the first day of the first calendar quarterly beginning after the Effective Date and continuing on the first day of each calendar quarter thereafter and on the Maturity Date. The applicable "Non-Use Fee Rate is 0.15% per annum."

      E.    Section 6.1 is amended to read in its entirety as follows:

            "6.1 MATURITY DATE. Borrower shall repay the Revolving Loan and all unpaid accrued interest thereon on December 31, 2000."

      F. The last sentence of Section 9.1 is amended to read in its entirety as follows:

            "Such funds will be deposited in an demand deposit account of Borrower's at the Lending Office."

      G.    Section 10.1 is amended to read in its entirety as follows:

            "10.1 SHIP MORTGAGES. Ship mortgages satisfactory to Lender and (i) granting to Lender a Security Interest in each of the United States registered vessels Nantucket Clipper, Yorktown Clipper and the Bahamian registered vessel Clipper Adventurer, and
            (ii) assigning to Lender all income and proceeds thereof, which Security Interests shall be subject only to Permitted Security Interests that exist on the Execution Date and affect the foregoing."

      H.    Section 17.3 is amended to read in its entirety as follows:

            "17.3 MINIMUM TANGIBLE NET WORTH.  Borrower's Tangible Net
            Worth as of the end of each fiscal quarter of Borrower beginning December 31, 1997, shall at no time be less than $2,000,000 plus
            (i) 25% of Borrower's cumulative net income (but not any net loss) for such fiscal periods and (ii) 25% of the net proceeds from the issuance by Borrower of any equity securities."

      I.    Section 17.5 is amended to read in its entirety as follows:

            "17.5     CAPITAL EXPENDITURES.  Borrower shall not make Capital
            Expenditures that in the aggregate exceed $2,500,000 in any one fiscal year of Borrower, provided, however, that if Borrower's Capital Expenditures in any one fiscal year are less than $2,500,000, Borrower may expend the difference in the next ensuing fiscal year in addition to the Capital Expenditures otherwise permitted hereunder; further provided, that Borrower may make Capital Expenditures of up to a total of $12,700,000 for acquiring and refitting the vessel Clipper Adventure in Borrower's fiscal years ended in 1997 and 1998 in addition to the Capital Expenditures permitted in the prior clauses of this sentence. Any portion of the additional $12,700,000 not expended in Borrower's fiscal year ended in 1997 may be expended in Borrower's fiscal year ended in 1998."

      J. Clauses (v) and (vi) of Section 18.3 is amended to read in its entirety as follows:

            "(v)" fifth, to payment of interest accrued on the Revolving Loan and to all Interest Hedge Obligations (if any), pro rata; (vi) sixth, to payment of the Revolving Loan and all remaining Interest Hedge Obligations (if any), pro rata;"

4. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective, and the Loan Agreement shall continue in full force and effect as it existed in the absence of this Amendment unless:

      4.1 CERTAIN DOCUMENTS. Borrower shall deliver to Lender the following, all in form and substance satisfactory to Lender and (if applicable) executed by Borrower:

            4.1.1. GOOD STANDING CERTIFICATES. Certificates of good standing of Borrower in Borrower's states of incorporation and qualification, issued by the Secretary of State of such states.

            4.1.2. CERTIFICATE OF SECRETARY OF BORROWER. A Certificate of the Secretary of Borrower certifying (i) that the articles or certificate of incorporation and bylaws of Borrower previously certified to Lender in connection with the execution of the Loan Agreement have not been amended, (ii) that resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment by Borrower are attached to the certificate and remain in full force and effect, and (iii) the names, titles, and true signatures of the incumbent corporate officers who are authorized to sign this Amendment, or attest signatures or seals on this Amendment on behalf of Borrower.

            4.1.3. PROOF OF INSURANCE Certificates of insurance showing that Borrower has insurance on the vessel Clipper Adventurer that meets the requirements for such insurance in the Loan Agreement.

            4.1.4. LEGAL OPINION. An opinion of Borrower's counsel regarding the good standing of Borrower, its due authorization of the execution and delivery of this Amendment and such other matters as Lender may require.

      4.2 NO MATERIAL ADVERSE CHANGE. Nothing shall have occurred from June 30, 1997, to the date of execution hereof that is reasonable likely to have a Material Adverse Effect.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (i) execution of this Amendment has been duly authorized by all requisite action of Borrower, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit A and the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 13 of the Original Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, (v) there is no Existing Default, and (vi) no Default or Event or Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any Existing Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Original Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

10. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.   STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents of this
Amendment:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the effective date first above written.

INTRAV, INC.                                    NATIONSBANK, N.A.

by its Executive Vice President and Chief       By its Senior Vice President
Financial Officer


/s/ Wayne L. Smith II                           /s/ Keith M. Schmelder
------------------------------------            -------------------------------
    Wayne L. Smith II                               Keith M. Schmelder


Notice Address:                                 Notice Address:
7711 Bonhomme Avenue                            800 Market Street
St. Louis, MO 63105                             St. Louis, MO 63101
FAX # 314-727-2533                              FAX # 314-466-7783
TEL # 314-727-0500                              TEL # 314-466-6642

                            EXHIBIT A
                SUPPLEMENTAL DISCLOSURE SCHEDULE

       No supplemental disclosures if no items listed below:

                     AMENDMENT NUMBER FOUR
                              to
                        LOAN AGREEMENT
                 Effective December 31, 1996
                        by and between
          THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
        (Predecessor by merger to NationsBank, N.A.)
                             and
                         INTRAV, INC.

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, INTRAV, INC. ("Borrower") and NATIONSBANK, N.A., successor by merger to The Boatmen's National Bank of St. Louis ("Lender") agree as follows:

1.    DEFINITIONS; SECTION REFERENCES.  The term "Original Loan
Agreement" means the Loan Agreement Effective December 31, 1996 between Borrower and Lender, as amended by Amendment Number One thereto effective as of January 1, 1997, Amendment Number Two thereto effective as of November 14, 1997, and Amendment Number Three thereto effective as of December 31, 1997 ("Amendment Number Three"). The term "this Amendment" means this Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2. SCRIVENER'S ERROR IN AMENDMENT NUMBER THREE. The parties acknowledge that in Section 1 of Amendment Number Three, the reference to "Amendment Number One thereto effective as of December 31, 1996" is a scrivener's error. The parties agree that such reference should be deemed to state "Amendment Number One thereto effective as of January 1, 1997."

3. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment will be effective as of February 12, 1998, but only if all of the conditions in
Section 5 of this Amendment have been satisfied.

4. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions in Section 5 of this Amendment, the Loan Agreement is amended as follows:

      4.1 REVOLVING COMMITMENT. The amount of the Revolving Commitment stated in Section 3.1.1 is changed from $15,000,000 to $20,000,000 and the table in Section 3.1.1 is amended to read in its entirety as follows:

------------------------------------------------------------------------
EFFECTIVE DATE OF                 REDUCTION                      NEW
    REDUCTION                                                 REVOLVING
                                                              COMMITMENT
------------------------------------------------------------------------
December 31, 1998                 $2,000,000                 $18,000,000
------------------------------------------------------------------------

December 31, 1999                 $2,000,000                 $16,000,000
------------------------------------------------------------------------

      4.2   LAST SENTENCE OF SECTION 3.1.2.  The last sentence of Section
3.1.2 (which was added in connection with Amendment Number Three) is hereby deleted in its entirety and the following sentence is substituted in lieu thereof: "No Advance will be made which would result in the Revolving Loan exceeding $13,000,000 unless and until Lender has a first priority Security Interest in the Bahamian registered vessel Clipper Adventurer and all of her machinery and equipment and a valid and effective assignment of all income and proceeds thereof, subject to no other Security Interests except those that will be fully discharged by appropriate contemporaneous application of the proceeds of such Advance in a manner satisfactory to Lender."

      4.3 CAPITAL EXPENDITURES. The text of Section 17.5 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof: "Borrower shall not make Capital Expenditures that in the aggregate exceed $2,500,000 in any one fiscal year of Borrower; provided, however, that Borrower may make Capital Expenditures of up to a total of $16,700,000 for acquiring and refitting the vessel Clipper Adventurer in Borrower's fiscal years ended in 1997 and 1998 in addition to the Capital Expenditures permitted in the prior clause of this sentence. Any portion of the additional $16,700,000 not expended in Borrower's fiscal year ended in 1997 may be expended in Borrower's fiscal year ended in 1998."

5. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective, and the Loan Agreement shall continue in full force and effect as it existed in the absence of this Amendment unless:

      5.1 CERTAIN DOCUMENTS. Borrower shall deliver to Lender the following, all in form and substance satisfactory to Lender and (if applicable) executed by Borrower:

           5.1.1. AMENDED AND RESTATED REVOLVING NOTE. An Amended and Restated Revolving Note in the principal amount of $20,000,000.00.

            5.1.2. AMENDMENTS TO SHIP MORTGAGES. An amendment to each of the Ship Mortgages, increasing the amount secured to $20,000,000.00.

            5.1.3.      CERTIFICATE OF SECRETARY OF BORROWER.  A
Certificate of the Secretary of Borrower certifying that resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment by Borrower are attached to the certificate and remain in full force and effect.

            5.1.4. LEGAL OPINION. An opinion of Borrower's counsel regarding the good standing of Borrower, its due authorization of the execution and delivery of this Amendment and such other matters as Lender may require.

      5.2. NO MATERIAL ADVERSE CHANGE. Nothing shall have occurred from December 31, 1997, to the date of execution hereof that is reasonably likely to have a Material Adverse Effect.

6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (i) execution of this Amendment has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrower enforceable against

Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit A and the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 13 of the Original Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, (v) there is no Existing Default, and (vi) no Default or Event or Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.

7. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any Existing Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

8. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Original Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

9. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

10. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

11. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

12. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13.   STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S))
      AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

14.   STATUTORY NOTICE--INSURANCE.  The following notice is given pursuant to
Section 427.120 of the Missouri Revised Statutes; is deemed incorporated into the Loan Agreement and nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents

      UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

                [the next page is the signature page]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the effective date first above written.


TEL # 314-466-6642

INTRAV, INC.                                    NATIONSBANK, N.A.

by its Executive Vice President and Chief       By its Senior Vice President
Financial Officer


/s/ Wayne L. Smith II                           /s/ Keith M. Schmelder
------------------------------------            ------------------------
    Wayne L. Smith II                               Keith M. Schmelder


Notice Address:                                 Notice Address:
7711 Bonhomme Avenue                            800 Market Street
St. Louis, MO 63105                             St. Louis, MO 63101
FAX # 314-727-2533                              FAX # 314-466-7783
TEL # 314-727-0500                              TEL # 314-466-6642

                                EXHIBIT A
                    Supplemental Disclosure Schedule


No supplemental disclosures if no items listed below:

                AMENDED AND RESTATED REVOLVING NOTE

$20,000,000.00                                     St. Louis, Missouri
                                                     February 12, 1998

      For value received, INTRAV, INC., a Missouri corporation ("Borrower"), promises to pay to the order of NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank of St. Louis) ("Lender") the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or such lesser aggregate unpaid principal amount as shall be outstanding under this Revolving Note (this "Note"), plus all interest accrued thereon, on the Maturity Date.

      Borrower further promises to pay interest from the date hereof on the balance of said principal from time to time outstanding at a per annum rate or rates determined pursuant to the Loan Agreement (defined below). Upon the occurrence of any Event of Default as defined in the Loan Agreement, or at the option of Lender upon the occurrence of a Default as defined in the Loan Agreement, all outstanding principal and, to the extent permitted by law, accrued interest in respect of this Note and all other amounts owing hereunder shall bear interest, payable on demand, at the rate payable on the Revolving Loan after maturity, as set forth in the Loan Agreement. In addition, such higher rate of interest shall apply after Maturity, whether by acceleration or otherwise. All such interest shall be computed on the basis of a year deemed to consist of 360 days and paid for the actual number of days elapsed. Interest shall be payable on such dates as are provided under the Loan Agreement.

      Both principal and interest are payable in Dollars to Lender at the Lending Office.

      This Note is issued under the terms of, and pursuant to the provisions of, that certain Loan Agreement dated as of December 31, 1996, between Lender and Borrower, as amended through the date hereof (as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the same meanings as given them in the Loan Agreement.

      This Note is secured by the Collateral described in the Loan Documents, executed from time to time by Borrower in favor of Lender as set forth in the Loan Agreement and reference to the Loan Documents and the Loan Agreement is made for a statement of the rights of the Lender with respect to such Collateral.

      Borrower shall prepay the principal amount of this Note to the extent provided in the Loan Agreement. Borrower may prepay the principal amount of this Note to the extent and upon the conditions provided in the Loan Agreement.

      The date and amount of all disbursements and receipts of principal and receipts of interest with respect to this Note will be recorded in the records that Lender normally maintains for instruments and agreements similar to this Note and the other Loan Documents. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to pay principal, interest and other amounts as required under the Loan Documents.

Borrower shall have the burden of proving that Lender's records are not correct. Borrower agrees that Lender's books and records showing disbursements and receipts shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof. Such records shall be deemed correct, accurate and binding on Borrower and an account stated, except as expressly provided otherwise in the Loan Agreement.

      Reference is made to the Loan Agreement for provisions regarding the acceleration of the maturity hereof on the occurrence of any Event of Default, which provisions are incorporated herein by this reference.

      If Borrower sells, assigns, transfers or conveys all or any part of the Real Property Collateral or any interest therein without the prior written consent of Lender as required by the Loan Agreement, all outstanding principal and accrued interest under this Note shall become immediately due and payable.

      If any payment required under this Note or the Loan Agreement is not made when due, or upon any other Event of Default, Borrower shall pay all costs of collection on this Note, including but not limited to court costs and reasonable attorneys fees and actual expenses of such attorneys, whether or not litigation is commenced, including representation of Lender in connection with any bankruptcy or insolvency proceeding of Borrower.

      Demand for payment, protest, notice of dishonor, and all other notices and demands under this Note and any and all lack of diligence in the enforcement of this Note are hereby waived by all who are or shall become parties to this Note and the same hereby assent to each and every extension or postponement of the time of payment, at or after demand, or other indulgence, and hereby waive any and all notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

      No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender's option.

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Loan Agreement.

      This Note is governed by and shall be interpreted in accordance with the laws of the State of Missouri, without regard to choice or conflict of laws rules.

      This Note is an amendment and restatement, but not a novation or refinancing, of the Revolving Note from Borrower to Lender dated as of December 31, 1996 in the original principal amount of $10,000,000, as it has been amended and restated from time to time. This Note does not evidence or effect a release or relinquishment of the priority of the Security Interests of Lender in any of the Collateral.

                              INTRAV, INC.



                              By:      /s/ Wayne L. Smith II
                                       ----------------------------
                              Name:        Wayne L. Smith II
                                       ----------------------------
                              Title:   Executive Vice President
                                       ----------------------------